January 2018

This presentation and the other information furnished by or on behalf of the Company includes certain forward‐looking statements, forecasts, projections and estimates,  including statements regarding the Company’s capital structure, proposed refinancing transaction and Q4 and full year 2017 estimated financial performance, and such  forward‐looking statements, forecasts, projections and estimates (including those contained in certain visual depictions) should not be viewed as facts. Any such forward‐ looking statements, forecasts, projections or estimates reflect current expectations and/or beliefs concerning future events, and are based on various assessments and  assumptions by the Company (not all of which are included herein). No representations or warranties are made by the Company or any of its affiliates as to the accuracy or  completeness of any such forward‐looking statements, forecasts, projections or estimates (or the assessments or assumptions on which they are based). Any such forward‐ looking statements, forecasts, projections and estimates are subject to a number of risks and uncertainties, both known and unknown, that may cause actual performance to  differ materially from that implied or expressed in such forward‐looking statements, forecasts, projections and estimates and are not a guarantee of financial performance.  Whether or not any such forward‐looking statements, forecasts, projections or estimates are in fact achieved will depend upon future events, many of which are not within the  control of the Company. Accordingly, actual results may vary from the results expressed in such forward‐looking statements, forecasts, projections or estimates, and such  variations may be material. As a result, you should not place undue reliance on any forward‐looking statements, forecasts, projections or estimates. These forward‐looking  statements, forecasts, projections and estimates speak only as of the date they were developed, and the Company and its affiliates do not undertake any obligation to update,  supplement or revise any forward‐looking statements, forecasts, projections or estimates, whether as a result of new information, future events or otherwise. This  presentation contains information about certain proposed transactions, including a potential refinancing of the Company’s existing indebtedness. There can be no assurance  that any such transactions will be consummated on the terms described herein or at all. This presentation includes certain non‐GAAP financial measures of the Company, including Adjusted EBITDA and Free Cash Flow. Such non‐GAAP measures are not recognized  under accounting principles generally accepted in the United States, or “GAAP” and the items excluded therefrom are significant components in understanding and assessing  the Company’s financial performance. Because not all companies calculate these measures identically (if at all), the presentations herein may not be comparable to other  similarly titled measures used by other companies. Further, any non‐GAAP financial measures presented in this presentation should not be considered in isolation or as  substitutes for the information contained in the historical financial information of the Company prepared in accordance with GAAP as an indicator of the Company’s financial  performance or liquidity. Reconciliations of these non‐GAAP financial measures are provided in the Appendix to this presentation. The preliminary Q4 and full year 2017 financial results included in this presentation are preliminary, unaudited and subject to completion, and may change as a result of  management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results  are subject to the closing of the fourth quarter and full year of 2017 and finalization of fourth quarter and full year financial and accounting procedures (which have yet to be  performed) and should not be viewed as a substitute for our audited annual financial statements prepared in accordance with accounting principles generally accepted in the  U.S. We caution you that the preliminary financial results are not guarantees of future performance or outcomes, and that actual results may differ materially from  management’s current estimates. Neither our independent registered public accounting firm nor any other independent registered public accounting firm has audited,  reviewed or compiled, examined or performed any procedures with respect to the preliminary 2017 financial results, nor have they expressed any opinion or any other form of  assurance on the preliminary results.  Forward‐Looking Statements and Non‐ GAAP Measures

Strong Execution Has Repositioned Business For Growth

» Following successful execution of its key operational, organizational and strategic initiatives, Syniverse continues to be well-positioned for growth in 2018. Q4 2017 preliminary results demonstrate revenue inflection point with second consecutive quarter of year-over-year growth

Quarterly Adjusted EBITDA ($m)

Adj. EBITDA stabilized in '16 and increased consistently in '17…



YoY Growth %: 11.9% 1.7% 8.8% 10.0%
$56
$72
$73
$75
$62
$73
$79
$82
Q1 '16(1) Q2 '16 Q3 '16 Q4 '16 Q1 '17(1) Q2 '17 Q3 '17 Q4 '17E

YoY Quarterly Adjusted EBITDA Margin Expansion (%)

…with margin expansion every quarter



+490bps
+120bps
+130bps
+110bps
28.7%
33.6%
36.5%
37.7%
37.0%
38.3%
38.7%
39.8%
Q1 '16(1) Q1 '17(1) Q2 '16 Q2 '17 Q3 '16 Q3 '17 Q4 '16 Q4 '17E

2015 – 2017 Normalized Annual FCF[2] ($m)

Syniverse has consistently generated strong FCF…



$115
$22
$94
$107
$34
$73
$119
$34
$85
2015 2016 2017E
FCF Normalization Adjustments

YoY Quarterly Revenue ($m)

…and has reached an inflection point to revenue growth



-4.4%
-1.6%
+5.3%
+6.8%
$194
$186
$198
$195
$197
$207
$193
$206
Q1 '16 Q1 '17 Q2 '16 Q2 '17 Q3 '16 Q3 '17 Q4 '16 Q4 '17E

Note: Q4 / FY 2017 estimated results are preliminary and subject to change. See "Forward Looking Statements and Non-GAAP Metrics".

[1] Q1 margins historically lower than other three quarters due to business seasonality, on both revenue and annual costs associated with marketing events, vacation accruals, audit fees and other.

[2] Includes adjustments for one-time cash flow items such as integration costs, network and data center optimization costs and business reorganization costs. See page 30 for a reconciliation of Free Cash Flow, including these adjustments.

We make mobile work. Syniverse®

$79 $56 $72 $73 $75 $62 $73 $82 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17E 29% 36% 37% 39% 34% 38% 38% 40% $162 $165 $164 $160 $150 $156 $165 $163 $32 $33 $33 $33 $36 $38 $42 $43 $194 $198 $197 $193 $186 $195 $207 $206 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17E $ 387  $ 343  $ 345  $182 $164 $151 $569 $506 $496 2015 2016 2017E Adjusted SG&A Costs Adjusted Costs of Operations Execution of Cost Realignment Against  Backdrop of Accelerating Revenue Evolving Cost Structure ($m) Quarterly Revenue Progression ($m) Quarterly Adjusted EBITDA ($m) 4 MTS EIS Adj. EBITDA % Margin Cost reductions focused on network infrastructure consolidation, redundant SG&A, and non‐core operational heads. Partially offset  by new sales heads in high‐growth areas % of Total  Revenue: 66.1% 64.8% 62.6% Note: Q4 2017 / FY 2017 estimated results are preliminary and subject to change. ¹ Q1 margins historically lower than other three quarters due to business seasonality, on both revenue and annual costs associated with marketing events, vacation accruals, audit fees and other.  YoY Growth %:  (4.4)%      (1.6)%       5.3%      6.8%    YoY Growth %:  11.9%        1.7%       8.8%        10.0%    (1) (1) (1) (1)

$ 68  $ 63  $ 61  2015 2016 2017E 7.9% 8.0% 7.7 % Strong and Consistent Cash Flow  Generation Capital Expenditure ($m) Note: FY 2017 estimated results are preliminary and subject to change. (1) Includes normalization adjustments for one‐time cash flow items: business development, integration and other expense as well as payments for employee termination benefits and restructuring.  See “Historical Free Cash Flow” for reconciliation. (2) Unlevered FCF is calculated as Levered Free Cash Flow (without normalization adjustments) plus Cash Interest. Unlevered FCF(2) as a % of Adjusted EBITDA CapEx % of Revenue 5 Normalized Annual Levered FCF(1) ($m) (1) Strong margins have led to consistent and predictable free  cash flow Optimized capex and low working capital requirements have  consistently driven high free cash flow conversion 69.5% 66.1% 68.1% 2015 2016 2017E $94 $73 $85 $22 $34 $34 $115 $107 $119 2015 2016 2017E FCF Normalization Adjustments

2017 Q4 Preliminary Results Highlights



Revenue ($m)
6.8%
$193
$33
$160
$206
$43
$163
Q4 2016
Q4 2017E
MTS
EIS



Adjusted EBITDA ($m)
10.0%
$75
38.7%
$82
39.8%
Q4 2016
Q4 2017E
Adjusted EBITDA
Margin

- 2017 Q4 revenue of ~$206 million represents a 6.8% increase year-over-year, continuing to demonstrate revenue inflection with second consecutive quarter of year-over-year growth
  - The Company's MTS business grew 2% year-over-year as CDMA declines of $3 million were more than offset by growth of $6 million within the Company's LTE portfolio, which includes IPX and LTE signaling, as well as the Company's policy and charging solutions
  - Year-over-year growth in EIS revenue totaled 29%, driven primarily by growth in A2P, which continues to benefit from strong industry tailwinds
- 2017 Q4 Adjusted EBITDA of ~$82 million grew 10.0% and generated a 39.8% margin representing year-over-year margin expansion of 110bps
  - Enhanced revenue growth and improved cost structure has resulted in the Company's fourth consecutive quarter of year-over-year Adjusted EBITDA growth and year-over-year margin expansion
  - Cost reduction and realignment initiatives completed over the last three years have improved cost structure, yielding over $100 million of cost savings and increasing the Company's ability to invest in future growth
  - Margin profile of MTS growth products more than offsetting margin impact of declines in high margin legacy business

Note: The preliminary Q4 and full year 2017 financial results included in this presentation are preliminary, unaudited and subject to completion, and may change as a result of management's review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the closing of the fourth quarter and full year of 2017 and finalization of fourth quarter and full year financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for our audited annual financial statements prepared in accordance with accounting principles generally accepted in the U.S. We caution you that the preliminary financial results are not guarantees of future performance or outcomes, and that actual results may differ materially from management's current estimates. Neither our independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary 2017 financial results, nor have they expressed any opinion or any other form of assurance on the preliminary results.

We make mobile work.
Syniverse®

Syniverse Recent Financial Performance

- Following several quarters of Adjusted EBITDA growth since 2016, Syniverse has also demonstrated a revenue inflection point with second consecutive quarter of year-over-year growth in Q4 2017
  - Going forward, downward pressure from declining CDMA-related revenues experienced from 2014 through 2016 is expected to diminish with strong visibility provided by contracted step downs
  - In addition to diminishing headwinds, the Company has also generated strong momentum in its MTS growth products driven by increasing end market demand for its LTE and IPX offerings, further enhanced by EIS growth products including mobile engagement and A2P

Financial Summary

	Full Year Ended 12/31			2017	
$ in millions, FYE 12/31	**2015**	**2016**	**2017E**	**1H 2017**	**2H 2017E**
MTS	$ 731	$ 650	$ 634	$ 307	$ 328
% Growth	*(6.5)%*	*(11.1)%*	*(2.4)%*	*(6.1)%*	*1.4 %*
EIS	130	132	159	74	85
% Growth	*(3.1)%*	*1.5 %*	*20.6 %*	*12.5 %*	*28.6 %*
Total Revenue	**$ 861**	**$ 782**	**$ 794**	**$ 380**	**$ 413**
% Growth	(6.0)%	(9.2)%	1.5 %	(3.0)%	6.0 %
Adjusted EBITDA	**$ 292**	**$ 275**	**$ 297**	**$ 136**	**$ 161**
% of Sales	*33.9 %*	*35.2 %*	*37.5 %*	*35.7 %*	*39.1 %*
% Growth	*(16.0)%*	*(5.8)%*	*7.9 %*	*6.1 %*	*9.4 %*
Capex	**$ 68**	**$ 63**	**$ 61**	**$ 34**	**$ 27**
	7.9 %	*8.0 %*	*7.7 %*	*9.0 %*	*6.5 %*

Note: 2H 2017 / FY 2017 estimated results are preliminary and subject to change. See "Forward Looking Statements and Non-GAAP Metrics".

We make mobile work. Syniverse

Historical Revenue By Segment 2013 2014 2015 2016 2017E MTS By  Product(1) ($m) ’13‐’17 CAGR: Other (Non‐CDMA)  MTS, 7% CDMA, (19)% MTS EIS EIS, 10% MTS, (4)% A2P, 12% Other EIS, 4% EIS By  Product ($m) Total, (4)% Total, 10% Total, (2)% Total  Revenue ($m) A2P Other EIS Note: FY 2017 estimated results are preliminary and subject to change. (1) One‐Time Lost Revenue includes Turnkey, Picturemail, MVNO and contract reassignments. $ 387  $ 439  $ 450  $ 480  $ 499  $ 286  $ 265  $ 210  $ 157  $ 126  $ 76  $ 78  $ 72 $ 13  $ 10  $ 749  $ 782  $ 731  $ 650  $ 634  Other (Non‐CDMA) MTS CDMA One‐Time Lost Revenue $ 72  $ 95  $ 90  $ 91  $ 115  $ 38  $ 39  $ 40  $ 41  $ 44 $ 110  $ 134  $ 130  $ 132  $ 159  $ 749  $ 782  $ 731  $ 650  $ 634  $ 110  $ 134  $ 130  $ 132  $ 159  $ 859  $ 916  $ 861  $ 782  $ 794

Pro Forma EBITDA Adjustments: Cost-Saving Initiatives

(In $ millions)

Reconciliation to Adjusted EBITDA	2017 Q1	Q2	Q3	Q4E [(1)]	2017E [(1)]
Operating income	$ 7.0	$ 15.3	$ 23.2	$ 25.9	$ 71.3
Depreciation and amortization	47.4	48.0	49.8	49.3	194.6
Non-cash stock-based compensation	3.1	4.6	3.6	3.0	14.2
Restructuring	1.2	2.9	1.1	1.1	6.2
Employee termination benefits	0.1	0.1	0.5	1.3	1.9
Acquisitions	0.0	0.0	0.0	0.0	0.0
(Income) loss from affiliates	0.0	0.0	0.0	0.0	0.0
Business development, integration and other expenses	3.0	1.7	0.3	0.6	5.6
Consulting fee and related expenses	0.7	0.8	0.8	0.9	3.4
Adjusted EBITDA	$ 62.5	$ 73.3	$ 79.3	$ 82.1	$ 297.2
(1) Network Circuits					4.6
(2) Data Center / Points of Presence (PoP)					1.1
(3) Variable Data Processing					0.5
(4) Hardware / Software Maintenance					1.8
(5) Development Opportunities					1.8
Total Operations Efficiency					$ 9.8
(6) **Product Rationalization**					$ 4.0
(7) **Total Customer Support Cost Optimization**					$ 0.7
Net Pro-Forma Adjustments					$ 14.5
Estimated Pro Forma Adjusted EBITDA					$ 311.7

Commentary

1. Continued network optimization including re-routing, closures and Improved supplier pricing
2. Planned DC / PoP closures to eliminate redundancies and increase efficiency in the US and internationally
3. Reduction of data processing variable costs particularly related to identity and number portability services
4. Renegotiating maintenance agreements with several key vendors
5. Ongoing rationalization in development organization. Headcount to be reduced without negative impact to R&D
6. Shifting focus away from non-core / non-strategic / low -margin products
7. Reorganization of customer support organization; reduction in headcount

Note:

(1) The company is unable to reconcile preliminary Q4 and full year 2017 Adjusted EBITDA to Net income (loss) from continuing operations as Net income (loss) from continuing operations cannot be quantified at this time without unreasonable efforts due to the impact of the Tax Cuts and Jobs Act of 2017 on the provision for (benefit from) income taxes line on our consolidated statement of operations.

We make mobile work.

Syniverse®

(In $ millions) FCF Reconciliation 2015 2016 2017E Net cash from operating activities $161.8 $136.1 $146.0 Acquisition 0.1 ‐ ‐ Capital expenditures (68.2) (62.9) (61.2) Free Cash Flow $93.7  $73.2  $84.8 Normalization adjustments: Business development, integration and other expenses 12.1 14.1 5.6 Restructuring and employee termination benefits payments 9.5 20.1 20.6 Acceleration of interest payments ‐ ‐ 7.9 Normalized free cash flow $115.3  $107.5  $118.9 Normalized free cash flow as a % of Adjusted EBITDA 39.4% 39.0% 40.0% Historical Free Cash Flow Note: FY 2017 estimated results are preliminary and subject to change.

Appendix: Supplementary Materials

Historical Non-GAAP EBITDA Reconciliation

(In $ millions)

Reconciliation to Adjusted EBITDA				2016					2017				
	2013	2014	2015	Q1	Q2	Q3	Q4	2016	Q1	Q2	Q3	Q4E [(1)]	2017E [(1)]
Net income (loss) from continuing operations	$(40.3)	$(46.3)	(49.3)	$(15.8)	$(14.6)	$(17.2)	$(17.6)	$(65.2)	$(23.9)	$(15.7)	$(25.0)		
Interest expense, net	125.0	122.4	122.7	30.7	31.1	30.5	30.5	122.8	39.6	30.5	31.0		
(Income) loss from affiliates	(0.4)	(0.0)	(0.0)	(0.1)	(0.0)	0.2	(0.3)	0.5	0.1	0.4	0.1		
Debt extinguishment cost	2.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.4)	0.1		
Other, net	6.8	2.7	1.1	0.1	(2.2)	(0.5)	(0.2)	(2.9)	0.3	1.0	0.9		
Income tax expense (benefit)	(4.3)	(25.1)	(31.3)	(32.7)	(6.0)	5.1	(9.3)	(42.8)	(9.1)	(0.5)	16.1		
Operating income	**$ 89.6**	**$ 53.6**	**$ 43.2**	**$(17.9)**	**$ 8.3**	**$ 18.2**	**$ 3.8**	**$ 12.4**	**$ 7.0**	**$ 15.3**	**$ 23.2**	**$ 25.9**	**$ 71.3**
Depreciation and amortization	216.2	237.6	215.2	50.7	52.5	52.7	52.2	208.1	47.4	48.0	49.8	49.3	194.6
Non-cash stock-based compensation	10.6	8.6	17.3	4.2	5.3	3.6	4.0	17.1	3.1	4.6	3.6	3.0	14.2
Restructuring	0.5	17.8	0.4	13.5	(0.1)	1.1	10.7	25.2	1.2	2.9	1.1	1.1	6.2
Employee termination benefits	6.0	9.1	0.9	0.0	1.0	(0.2)	0.1	0.9	0.1	0.1	0.5	1.3	1.9
Acquisitions	21.6	2.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(Income) loss from affiliates	0.4	0.0	0.0	0.1	0.0	0.0	0.3	0.1	0.0	0.0	0.0	0.0	0.0
Business development, integration and other expenses	10.0	16.1	12.1	4.5	4.4	2.2	3.1	14.1	3.0	1.7	0.3	0.6	5.6
Consulting fee and related expenses	3.4	3.1	3.1	0.8	0.7	0.8	0.8	3.1	0.7	0.8	0.8	0.9	3.4
Other operating income	0.0	0.0	0.0	0.0	0.0	(5.5)	0.0	(5.5)	0.0	0.0	0.0	0.0	0.0
Adjusted EBITDA	**$ 358.2**	**$ 347.9**	**$ 292.3**	**$ 55.9**	**$ 72.1**	**$ 72.8**	**$ 74.7**	**$ 275.5**	**$ 62.5**	**$ 73.3**	**$ 79.3**	**$ 82.1**	**$ 297.2**
Pro Forma Adjustments													**14.5**
Estimated Pro Forma Adjusted EBITDA													**$311.7**

(1) The company is unable to reconcile preliminary Q4 and full year 2017 Adjusted EBITDA to Net income (loss) from continuing operations as Net income (loss) from continuing operations cannot be quantified at this time without unreasonable efforts due to the impact of the Tax Cuts and Jobs Act of 2017 on the provision for (benefit from) income taxes line on our consolidated statement of operations.

We make mobile work.

Syniverse®